EDGAR LOMAX VALUE FUND
                                       ELC




                                   PROSPECTUS

                                  MARCH 1, 1999

                             EDGAR LOMAX VALUE FUND


                                   PROSPECTUS


     The EDGAR LOMAX VALUE FUND invests in value stocks for growth of capital and also income.

     This Prospectus contains basic information that you should know before you invest. Please read it and keep it for future reference.



                                TABLE OF CONTENTS

        Goal and Strategy........................................   2
        Fund Performance.........................................   2
        Expense Table............................................   3
        Management of the Fund...................................   4
        Investor Guide...........................................   6
        Services Available to Shareholders.......................   8
        How to Redeem Your Shares................................   8
        Distributions and Taxes..................................  10
        Financial Highlights.....................................  11












THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




                                  March 1, 1999

                                GOAL AND STRATEGY

WHAT IS THE FUND'S GOAL?

The Fund seeks growth of capital and also income.

HOW WILL THE FUND TRY TO REACH ITS GOAL?

The Edgar Lomax Company (the "Advisor") uses a disciplined approach to select stocks for the Fund's portfolio that it believes are undervalued, reasonably priced and have prospects for continued consistent growth. The Advisor uses fundamental analysis of financial statements to select stocks of issuers which have low price/earnings and price/book ratios as well as strong balance sheet ratios and high and/or stable dividend yields.

The Fund will invest primarily in large, well-recognized companies. Currently, the Advisor expects the Fund's portfolio to hold at least 20% of the stocks comprising the Standard & Poor's 100 Index, a capitalization-weighted index of 100 stocks from a broad range of industries. The advisor does not expect the Fund's annual turnover rate to exceed 50%.

Normally, the Fund will invest at least 85% of its total assets in equity securities, consisting of common stocks and securities having the characteristics of common stocks, such as convertible securities, Standard & Poor's Depositary Receipts ("SPDRs"), rights and warrants. If the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest without limit in high quality, short-term debt securities and money market instruments. At such times, the Fund would not be seeking growth of capital.

WHAT ARE THE PRINCIPLE RISKS OF INVESTING IN THE FUND?

The value of your investment in the Fund will go up and down as the stocks in the Fund's portfolio change in price. The prices of the stocks the Advisor selects may fall. Also, the stock market may decline suddenly and for extended periods.

By itself, the Fund is not a complete, balanced investment plan. And no fund can guarantee that it will achieve its goal. When you sell your shares, you may lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.


                                FUND PERFORMANCE

The following performance information indicates some of the risk of investing in the Fund. The bar chart shows the Fund's total return for calendar year 1998, its only full calendar year of operation. The table shows the Fund's average return over time compared with a broad-based market index. This past performance is no guarantee of future results.

Calendar Year Total Returns
---------------------------

   1998        During the period of time  displayed  in the
   ----        bar chart, the Fund's best quarter was first
  10.87%       quarter 1998, up 8.46% and its worst quarter
               was third quarter 1998, down 6.68%.

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Average Annual Total Returns
----------------------------
as of December 31, 1998

                                      1 Year           Since Inception
                                                      December 12, 1997

Edgar Lomax Value Fund                 10.87%               12.07%
S&P 500 Index                          28.59%               29.25%
S&P/Barra Value Index                  14.68%               15.92%

The S&P 500 Index is an unmanaged market value weighted index of 500 stocks designed to represent the broad domestic economy.

The S&P/Barra Value Index is an unmanaged capitalization-weighted index that contains approximately 50% of the stocks in the S&P 500 with lower price-to-book ratios.

                                  EXPENSE TABLE

You pay certain fees and expenses as an investor in the Fund. There are two types of expenses involved: shareholder transaction expenses, such as sales loads, and annual operating expenses, such as investment advisory fees. THE FUND IS A NO-LOAD MUTUAL FUND AND HAS NO SHAREHOLDER TRANSACTION EXPENSES.

ANNUAL OPERATING EXPENSES
   (AS A PERCENTAGE OF AVERAGE NET ASSETS)

Investment Advisory Fees........................................    1.00%
Other Expenses..................................................    3.67%
                                                                   -----
Total Annual Fund Operating Expenses............................    4.67%
                                                                   -----
Expense reimbursements1 ........................................   (2.92)%
                                                                   -----
Actual operating expenses.......................................    1.75%
                                                                   =====

(1) The Advisor has contractually agreed to waive its fees and/or reimburse expenses in order to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 1.75%. The Advisor has also agreed to limit the Fund's expenses to 1.50% once the Fund's total net assets reach $7 million, and to 1.25% once total net assets reach $12 million. This contract's term is indefinite.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It is based on the annual operating expenses shown above, and it assumes that these expenses will remain the same over the time periods shown. It also assumes that you make a single $10,000 investment in the Fund to start with and that you earn a 5% return each year. Finally, it assumes that you redeem all of your shares at the end of each of the time periods. Again, this Example is hypothetical, and your actual expenses may be higher or lower.

               1 YEAR            3 YEARS          5 YEARS          10 YEARS
               ------            -------          -------          --------
                $177              $550             $946             $2,054

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                             MANAGEMENT OF THE FUND

THE ADVISOR

The Fund's Advisor, The Edgar Lomax Company, 6564 Loisdale Court, Suite 310, Springfield, Virginia 22150, has provided asset management services to
individuals  and  institutional   investors  since  1986.  Randall  R.  Eley  is
principally responsible for the management of the Fund's portfolio. Mr. Eley (who controls the Advisor) is the President and Chief Investment Officer of the Advisor and has been active in investment management with the Advisor since its founding.

The Advisor provides the Fund with advice on buying and selling securities, manages the investments of the Fund, furnishes the Fund with office space and certain administrative services, and provides most of the personnel needed by the Fund. As compensation, the Fund pays the Advisor a monthly management fee. The Advisor's management fee as a percentage of average net assets is 1.00%. During the last fiscal period the Advisor waived its entire management fee.

YEAR 2000 RISK

Like other business organizations around the world, the Fund could be adversely affected if the computer systems used by its investment advisor and other service providers do not properly process and calculate information related to dates beginning January 1, 2000. This is commonly known as the "Year 2000 Problem." Failure of computer systems used for securities trading could result in settlement and liquidity problems for the Fund and investors. That failure could have a negative impact on handling securities trades and pricing and accounting services. Additionally, the services provided to the Fund depend on the interaction of computer systems with those of brokers, information vendors and other parties; therefore, any failure of the computer systems of those parties may cause service problems for the Fund. In addition, this situation may negatively affect the companies in which the Fund invests and consequently, the value of the Fund's shares. The Board of Trustees of the Fund has adopted a Year 2000 Project Plan that is reasonably designed to address the Year 2000 Problem with respect to the Advisor's and other service providers' computer systems. Included in the Year 2000 Project Plan is a contingency plan for the retention of other service providers to replace those services providers whose performance in converting to Year 2000 compliant data processing equipment has been deemed to be less than satisfactory. There can be no assurance that these actions will be sufficient to avoid any adverse impact on the Fund. The extent of that risk cannot be ascertained at this time.

PRIOR PERFORMANCE OF THE ADVISOR

The following table sets forth composite performance data relating to the historical performance of private accounts, each of which exceeds $1 million in market value, managed by the Advisor for the periods indicated, that have investment objectives, policies, strategies and risks substantially similar to those of the Fund. The data is provided to illustrate the past performance of the Advisor in managing substantially similar accounts as measured against a market index and does not represent the performance of the Fund. You should not consider this performance data as an indication of future performance of the Fund or of the Advisor.

The composite performance data shown below were calculated in accordance with recommended standards of the Association for Investment Management and Research (AIMR*), retroactively applied to all time periods. All returns presented were calculated on a total return basis and include all dividends and interest,



* AIMR is a non-profit membership and education organization with more than 60,000 members worldwide that, among other things, has formulated a set of performance presentation standards for investment advisers. These AIMR performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results, and (ii) ensure uniformity in reporting so that performance results of investment advisers are directly comparable.

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accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by private accounts of the Advisor without provision for federal or state income taxes. Custodial fees, if any, were generally not included in the
calculation.   The  Advisor's   composite   includes  all  actual,   fee-paying,
discretionary private accounts with assets in excess of $1 million managed by the Advisor that have investment objectives, policies, strategies and risks substantially similar to those of the Fund. Securities transactions are accounted for on the trade date and accrual accounting is used. Cash and equivalents are included in performance returns. The monthly returns of the Advisor's composite combine the individual accounts' returns (calculated on a time-weighted rate of return that is revalued whenever cash flows exceed 10% of an account's value at the beginning of the period) by asset-weighting each individual account's asset value as of the beginning of the month. Quarterly and yearly returns are calculated by geometrically linking the monthly and quarterly returns, respectively.

The private accounts that are included in the Advisor's composite are not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act or the Internal Revenue Code. Consequently, the performance results for the Advisor's composite could have been adversely affected if the private accounts included in the composite had been regulated as investment companies.

The investment results of the Advisor's composite presented below have been reviewed and verified (for an AIMR Level II examination) by an independent auditing firm, to be computed in accordance with Performance Presentation Standards of AIMR, but they are not intended to predict or suggest the returns that might by experienced by the Fund or an individual investing in the Fund. Investors should also be aware that the use of a methodology different from that used below to calculate performance could result in different performance data.

ANNUALIZED TOTAL RETURN:

FOR YEAR ENDED                    ADVISOR'S COMPOSITE                S&P 500*
--------------                    -------------------                --------
December 31, 1994                         3.38%                        1.30%

December 31, 1995                        45.74%                       37.53%

December 31, 1996                        22.04%                       22.99%

FOR THE PERIOD

January 1 - September 30, 1997**         26.22%                       29.58%

January 1, 1994 - September 30, 1997

     Annualized Return                   25.17%                       23.70%

     Cumulative                         132.09%                      122.04%

* The Standard & Poor's 500 Composite Stock Price Index, known as the S&P 500, is an unmanaged market value-weighted index consisting of representative samples of stocks within important industry groups within the U.S. economy. It includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing.

** Not annualized.

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                                 INVESTOR GUIDE

HOW TO PURCHASE SHARES OF THE FUND

There are several ways to purchase shares of the Fund. An Application Form, which accompanies this Prospectus, is used if you send money directly to the Fund by mail or by wire. If you have questions about how to invest, or about how to complete the Application Form, please call an account representative at (888) 263-6438.

YOU MAY SEND MONEY TO THE FUND BY MAIL

If you wish to invest by mail, simply complete the Application Form and mail it with a check (made payable to Edgar Lomax Value Fund) to the Fund's Shareholder Servicing Agent, American Data Services, Inc., at the following address:

Edgar Lomax Value Fund
P.O. Box 640947
Cincinnati, OH 45264-0947

If you wish to send your Application Form and check via an overnight delivery service (such as Federal Express), you should use the following address:

Edgar Lomax Value Fund
c/o Star Bank, N.A.
Mutual Fund Custody Department
425 Walnut Street, M/L 6118,
Sixth Floor
Cincinnati, OH 45202

YOU MAY WIRE MONEY TO THE FUND

Before sending a wire, you should call the Fund at (888) 263-6438 between 9:00 a.m. and 5:00 p.m., Eastern time, on a day when the New York Stock Exchange ("NYSE") is open for trading, in order to receive an account number. It is important to call and receive this account number, because if your wire is sent without it or without the name of the Fund, there may be a delay in investing the money you wire. You should then ask your bank to wire money to:

Star Bank, N.A. Cinti/Trust
ABA # 0420-0001-3
for credit to Edgar Lomax Value Fund
DDA #488840257
for further credit to [your name and account number]

Your bank may charge you a fee for sending a wire to the Fund.

YOU MAY PURCHASE SHARES THROUGH AN INVESTMENT BROKER OR DEALER

You may be able to invest in and redeem shares of the Fund through an investment broker or dealer, if the broker/dealer has made arrangements with the Distributor. The broker/dealer is authorized to designate intermediaries to accept orders on the Fund's behalf. The broker/dealer or the authorized designee may place an order for you with the Fund and the Fund will be deemed to have received the order when the authorized broker/dealer or authorized designee accepts the order.

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The  price  you will pay will be the net asset  value  which is next  calculated after the acceptance of the order by the authorized broker/dealer or the authorized designee. A broker/dealer may charge you a fee for placing your order, but you could avoid paying such a fee by sending an Application Form and payment directly to the Fund. The broker/dealer may also hold the shares you purchase in its omnibus account rather than in your name in the records of the Fund's transfer agent. The Fund may reimburse the dealer for maintaining records of your account as well as for other services provided to you.

Your broker/dealer is responsible for sending your money to the Fund promptly after placing the order to purchase shares, and the Fund may cancel the order if payment is not received from the dealer promptly.

MINIMUM INVESTMENTS

The minimum initial investment in the Fund is $2,500. The minimum subsequent investment is $100. However, if you are investing in an Individual Retirement Account ("IRA"), or you are starting an Automatic Investment Plan (see below), the minimum initial and subsequent investments are $1,000 and $100, respectively.

SUBSEQUENT INVESTMENTS

You may purchase additional shares of the Fund by sending a check, with the stub from an account statement, to the Fund at the address above. Please also write your account number on the check. If you do not have a stub from an account statement, you can write your name, address and account number on a separate piece of paper and enclose it with your check. If you want to send additional money for investment by wire, it is important for you to call the Fund at (888) 263-6438. You may also make additional purchases through an investment broker or dealer, as described above.

WHEN IS MONEY INVESTED IN THE FUND?

Any money received for investment in the Fund from an investor, whether sent by check or by wire, is invested at the net asset value of the Fund which is next calculated after the money is received (assuming the check or wire correctly identifies the Fund and account). Orders received from dealers are invested at the net asset value next calculated after the order is received. The net asset value is calculated at the close of regular trading of the NYSE, generally 4:00 p.m., Eastern time. A check or wire received after the NYSE closes is invested at the next calculated net asset value of the Fund.

HOW DOES THE FUND PRICE ITS SHARES?

The price of the Fund's shares is its net asset value. In calculating this, the Fund values its portfolio securities at current market values, if available. When market quotations are not readily available, securities are valued at fair value as determined by the Fund's Board of Trustees. The Fund does not price its shares on days during which the NYSE is closed for trading.

OTHER INFORMATION

The Fund's distributor may waive the minimum investment requirements for purchases by certain group or retirement plans. All investments must be made in U.S. dollars, and checks must be drawn on U.S. banks. Third party checks will not be accepted. A charge may be imposed if a check used to make an investment does not clear. The Fund and its distributor reserve the right to reject any investment, in whole or in part. Federal tax law requires that investors provide a certified taxpayer identification number and other certifications on opening an account in order to avoid backup withholding of
                                       7
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taxes. See the Application Form for more information  about backup  withholding.
The Fund is not required to issue share certificates. All shares are normally held in non-certificated form on the books of the Fund, for the account of the shareholder. The Fund, under certain circumstances, may accept investments of securities appropriate for the Fund's portfolio, in lieu of cash. Prior to making such a purchase, you should call the Advisor to determine if such an investment may be made.

                       SERVICES AVAILABLE TO SHAREHOLDERS

RETIREMENT PLANS

You may obtain prototype IRA plans from the Fund. Shares of the Fund are also eligible investments for other types of retirement plans.

AUTOMATIC INVESTING BY CHECK

You may make regular monthly investments in the Fund using the "Automatic Investment Plan." A check is automatically drawn on your personal checking account each month for a predetermined amount (but not less than $100), as if you had written it directly. Upon receipt of the withdrawn funds, the Fund automatically invests the money in additional shares of the Fund at the current net asset value. Applications for this service are available from the Fund. There is no charge by the Fund for this service. The Fund may terminate or modify this privilege at any time, and shareholders may terminate their participation by notifying the Shareholder Servicing Agent in writing, sufficiently in advance of the next withdrawal.

AUTOMATIC WITHDRAWALS

The Fund offers a Systematic Withdrawal Program whereby shareholders may request that a check drawn in a predetermined amount be sent to them each month or calendar quarter. To start this Program, your account must have Fund shares with a value of at least $10,000, and the minimum amount that may be withdrawn each month or quarter is $50. This Program may be terminated or modified by a shareholder or the Fund at any time without charge or penalty. A withdrawal under the Systematic Withdrawal Program involves a redemption of shares of the Fund, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

                            HOW TO REDEEM YOUR SHARES

You have the right to redeem all or any portion of your shares of the Fund at their next calculated net asset value on each day the NYSE is open for trading.

REDEMPTION IN WRITING

You may redeem your shares by simply sending a written request to the Fund. You should give your account number and state whether you want all or part of your shares redeemed. The letter should be signed by all of the shareholders whose names appear in the account registration. You should send your redemption request to:

Edgar Lomax Value Fund
150 Motor Parkway, Suite 109
Hauppauge, NY 11788-0132

SIGNATURE GUARANTEE

If the value of the shares you wish to redeem exceeds $100,000, the signatures on the redemption request must be guaranteed by an "eligible guarantor institution." These institutions include banks, broker-dealers, credit unions and savings institutions. A broker-dealer guaranteeing a signature must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A notary public is not an acceptable guarantor.

REDEMPTION BY TELEPHONE

If you complete the Redemption by Telephone portion of the Fund's Application Form, you may redeem shares on any business day the NYSE is open by calling the Fund's Shareholder Servicing Agent at (888) 263-6438 before 4:00 p.m. Eastern time. Redemption proceeds will be mailed or wired, at your direction, on the next business day to the bank account you designated on the Application Form. The minimum amount that may be wired is $1,000 (wire charges, if any, will be deducted from redemption proceeds). Telephone redemptions cannot be made for IRA accounts.

By establishing telephone redemption privileges, you authorize the Fund and its Shareholder Servicing Agent to act upon the instruction of any person who makes the telephone call to redeem shares from your account and transfer the proceeds to the bank account designated in the Application Form. The Fund and the Shareholder Servicing Agent will use procedures to confirm that redemption instructions received by telephone are genuine, including recording of telephone instructions and requiring a form of personal identification before acting on these instructions. If these normal identification procedures are followed, neither the Fund nor the Shareholder Servicing Agent will be liable for any loss, liability, or cost which results from acting upon instructions of a person believed to be a shareholder with respect to the telephone redemption privilege. The Fund may change, modify, or terminate these privileges at any time upon at least 60-days notice to shareholders.

You may request telephone redemption privileges after your account is opened. However, the authorization form will require a separate signature guarantee. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity.

WHAT PRICE IS USED FOR A REDEMPTION?

The redemption price is the net asset value of the Fund's shares, next determined after shares are validly tendered for redemption. All signatures of account holders must be included in the request, and a signature guarantee, if required, must also be included for the request to be valid.

WHEN ARE REDEMPTION PAYMENTS MADE?

As noted above, redemption payments for telephone redemptions are sent on the day after the telephone call is received. Payments for redemptions sent in writing are normally made promptly, but no later than seven days after the receipt of a request that meets requirements described above. However, the Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with rules of the Securities and Exchange Commission.

If shares were purchased by wire, they cannot be redeemed until the day after the Application Form is received. If shares were purchased by check and then redeemed shortly after the check is received, the Fund may delay sending the redemption proceeds until it has been notified that the check used to purchase the shares has been collected, a process

                                       9
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which may take up to 15 days.  This delay may be avoided by investing by wire or by using a certified or official bank check to make the purchase.

REPURCHASES FROM DEALERS

The Fund may accept orders to repurchase shares from an investment dealer on behalf of a dealer's customers. The net asset value for a repurchase is that next calculated after receipt of the order from the dealer. The dealer is responsible for forwarding any documents required in connection with a redemption, including a signature guarantee, promptly, and the Fund may cancel the order if these documents are not received promptly.

OTHER INFORMATION ABOUT REDEMPTIONS

A redemption may result in recognition of a gain or loss for income tax purposes. Due to the relatively high cost of maintaining smaller accounts, the shares in your account may be redeemed by the Fund, and the proceeds sent to you, if, due to redemptions you have made, the total value of your account is reduced to less than $500. This does not apply to retirement plans or Uniform Gifts or Transfers to Minors accounts. If the Fund determines to make such an involuntary redemption, you will first be notified that the value of your account is less than $500, and you will be allowed 30 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action.

                             DISTRIBUTIONS AND TAXES

DIVIDENDS AND OTHER DISTRIBUTIONS

Dividends from net investment income, if any, are normally declared and paid by the Fund in December. Capital gains distributions, if any, are also normally made in December, but the Fund may make an additional payment of dividends or distributions if it deems it desirable at another time during any year.

Dividends and capital gain distributions (net of any required tax withholding) are automatically reinvested in additional shares of the Fund at the net asset value per share on the reinvestment date unless you have previously requested in writing to the Shareholder Servicing Agent that payment be made in cash.

Any dividend or distribution paid by the Fund has the effect of reducing the net asset value per share on the record date by the amount of the dividend or distribution. You should note that a dividend or distribution paid on shares purchased shortly before that dividend or distribution was declared will be subject to income taxes even though the dividend or distribution represents, in substance, a partial return of capital to you.

TAXES

Distributions made by the Fund will be taxable to shareholders whether received in shares (through dividend reinvestment) or in cash. Distributions derived from net investment income, including net short-term capital gains, are taxable to shareholders as ordinary income. Distributions designated as capital gains dividends are taxable as long-term capital gains regardless of the length of time you have owned your Fund shares. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income. Although distributions are generally taxable when received, certain distributions made in January are taxable as if received the prior December. You will be informed annually of the amount and nature of the Fund's distributions. You should consult your own tax advisers concerning federal, state and local taxation of distributions from the Fund.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance during its past fiscal period. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McGladrey & Pullen, LLP. Their report and the Fund's financial statements are included in the Fund's annual report which is available upon request.

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                               December 12,
                                                                  1997*
                                                                 Through
                                                             October 31, 1998
                                                             ----------------

Net asset value, beginning of period ......................      $10.00
                                                                 ------

Income from investment operations:
  Net investment income ...................................        0.07
  Net realized and unrealized gain on securities ..........        0.72
                                                                 ------
Total from investment operations ..........................        0.79
                                                                 ------

Less distributions:
  Dividends from net investment income ....................       (0.01)

Net asset value, end of period ............................      $10.78
                                                                 ======

Total return                                                       7.89%+

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) .....................     $ 3,294

Ratio of expenses to average net assets ...................        1.75%++
Ratio of net investment income to average net assets ......        0.81%++

Portfolio turnover rate ...................................       32.71%

* Commencement of operations.

++ Annualized. These figures reflect the effect of the Advisor's agreement to waive its fees and/or reimburse Fund expenses.

+ Not annualized.

                              FOR MORE INFORMATION

         The Statement of Additional Information (SAI) includes additional information about the Fund.

         The Fund's annual and semi-annual reports to shareholders contain additional information about the Fund's investments. The annual report includes a discussion of the market conditions and investment strategies which significantly affected the Fund's performance during its last fiscal year.

         The SAI and shareholder reports are available free upon request. To request them or other information, or to ask any questions, please call or write:

                                 1-888-263-6438

                             Edgar Lomax Value Fund
                                 P.O. Box 640947
                            Cincinnati, OH 45264-0947
                            www.edgarlomax.cihost.com

         The SAI and other Fund information may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Call 1-800-SEC-0330 for information about its operations.

         Reports and other Fund information are also available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of the proper duplicating fees, by writing to the SEC's Public Reference Section, Washington, DC 20549-6009.

         The Fund's SEC File Number is 811-07959.